Dear Shareholders:

While the United States enjoyed a firm employment and growth environment during the past 12 months, many of our major trading partners experienced generally weak economic conditions. Weak economic performance, coupled with favorable fiscal and political developments, particularly in Europe, led to declining interest rates and created attractive opportunities in many of the international fixed-income markets in which the Trust has the flexibility to invest. Whereas U.S. interest rates rose during the past year, interest rates in many foreign economies declined sharply. In the United States, for example, two-year U.S. Treasury bond yields, which were at 5.52% on November 1, 1995, increased to 5.74% by the end of October 1996, while yields on 10-year Treasuries rose from 5.98% to 6.35%. Yields on 10-year government bonds in Italy, by way of comparison, declined from 10.31% to 7.03% over the same period. The Trust's ability to allocate up to 50% into international fixed-income markets helped diversify the risk experienced in U.S. Treasuries and added to its strong performance.

The Trust's stock market price, which stood at $6.625 on November 1, 1995, increased to $7.125 on October 31, 1996, while the net asset value (NAV) price decreased from $7.84 to $7.82, representing a total return of 17.40% based on market price and 8.40% based on NAV. For comparative purposes, the Salomon Brothers Medium Term (1- to 10-year) Treasury Government Sponsored Index, an unmanaged index of medium-term Treasuries and agency securities, appreciated by 5.73% over this period, and the J.P. Morgan Nondollar Government Bond Index, an unmanaged index of actively traded government bonds issued from 12 countries (excluding the United States) with remaining maturities of at least one year, appreciated by 6.67%.

Primarily the difference in the Trust's strong market price total return relative to its NAV return resulted from its innovative share repurchase program. This program, which was implemented in April 1996, authorizes the Trust to repurchase annually up to 10% of its outstanding shares. With its regular monthly distribution, the Trust pays its shareholders the difference between the NAV and the market price of the shares repurchased. The extra distribution paid to shareholders has added approximately 60 basis points (0.60%) to the Trust's distribution rate at both NAV and market price. We believe this higher distribution rate has helped to attract new investors to the Trust and also contributed to the favorable price appreciation of its market price.

U.S. Government Sector

Our overall portfolio strategy in the past 12 months has been to maintain reduced exposure to U.S. securities in favor of the international markets and to actively hedge our foreign currency exposures. The portion of the portfolio allocated to international securities was increased from approximately 34% to about 46%. Our strategy has also been to shift the emphasis within the funds allocated to the U.S. market away from Treasuries in favor of agency and mortgage-backed securities, as we feel we are able to add attractive incremental yield to the portfolio with these sectors.

Within the U.S. portion of the portfolio, the allocation to government agency mortgage-backed pass-through securities was increased to 44%. Over the past year, mortgage-backed securities have returned 6.93%, approximately 1.20% greater than the relevant Treasury/government-sponsored universe. There are several factors which have helped this sector's performance. First, issues held in the portfolio yield approximately 1.0% to 1.4% more than their Treasury counterparts (although principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity). Given that yield spreads have remained somewhat constant over the past year, the yield advantage has flowed through to portfolio returns. Second, the mortgage universe is less price-sensitive than the Treasury universe. This helped maintain value during the bond market sell-off that occurred in the early part of the year. Finally, mortgage refinancings have remained quite low despite the strong housing market. Low refinancings give investors confidence that expected yields will be realized for their portfolios. Going forward, we remain optimistic about the mortgage sector. Yield spreads versus U.S. Treasuries are attractive relative to other sectors. Foreign buyers have emerged, and the U.S. agencies continue to be aggressive and opportunistic buyers. The one factor to monitor closely is a new and vigorous refinancing wave. This possibility exists in an environment which brings 10-year Treasury yields significantly through 6.0%.

Our ability to invest in both Treasuries and mortgage-backed securities within a range of maturities has proven helpful in this rapidly changing environment. The Trust will, however, continue to adhere to its policy of avoiding any exposure to the more volatile mortgage-derivative securities.

International Sector

Foreign bond markets turned in a very strong performance over the past year. Each of the 15 developed foreign markets tracked by J.P. Morgan indices outperformed the U.S. market by a substantial margin in local currency terms. The high-yielding European markets -- Italy (+25.25%), Spain (+22.62%), and Sweden (+18.16%) -- led the pack, with Australia and Canada close behind. Most yield curves steepened over the year, reflecting official rate cuts induced by slow growth and benign inflation. The U.S. dollar appreciated sharply against the German mark and the Japanese yen but lost ground against the Australian, Canadian, and New Zealand dollars, as well as against the Italian lira.

The Trust's ability to invest up to half its assets in foreign markets allowed it to reap substantial benefit from their strength. The allocation to foreign bonds was maintained near the 50% maximum level for virtually the entire year, with emphasis on four of the five best performing markets:
Italy, Spain, Australia, and Canada. The Trust also benefited from our decision to limit exposure to foreign currencies other than the Canadian, Australian, and New Zealand dollars.

We anticipate that European markets will continue to offer the best opportunities for capital appreciation. However, this view is becoming more balanced as growth in Europe picks up and U.S. growth appears to be slowing somewhat. Efforts to meet the fiscal austerity criteria of the proposed European Monetary Union (EMU) imply that continental central banks could retain a bias toward accommodative monetary policy. In this environment, the higher-yielding markets could continue to outperform as long as the prospect of membership in the EMU remains alive. The dollar should also remain well supported versus European currencies. Canada and Australia remain attractive by virtue of their high real (inflation-adjusted) yields and improving fundamentals. Firmer growth in the Japanese economy makes Japanese bonds unattractive at present yield levels.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
------------------------
A. Keith Brodkin
Chairman and President

/s/ Steven E. Nothern
------------------------
Steven E. Nothern
Portfolio Manager

/s/ Christopher D. Piros
------------------------
Christopher D. Piros
Portfolio Manager

November 12, 1996

Performance Summary
(For the year ended October 31, 1996)

Net Asset Value Per Share
October 31, 1995                  $ 7.83
October 31, 1996                  $ 7.82

New York Stock Exchange Price
October 31, 1995                  $6.625
October 31, 1996 (high)*          $7.125
April 9, 1996 (low)*              $6.500
October 31, 1996                  $7.125

*For the period November 1, 1995 through October 31, 1996.

Federal Income Tax Information
on Distributions
(For the year ended October 31, 1996)

Tax Form Summary
In January 1997*, shareholders will be mailed a tax form summary reporting the federal tax status of all distributions paid during the calendar year 1996.

*Estimated at time of report.

Number of Shareholders

As of October 31, 1996, our records indicate that there are 18,687 registered shareholders and approximately 85,000 shareholders owning Trust shares in "street" name, such as through brokers, banks and other financial intermediaries.

Results of Shareholder Meeting

At the annual meeting of shareholders of MFS Intermediate Income Trust, which was held on October 23, 1996, the following actions were taken:

Item 1. The election of Marshall N. Cohan and The Hon. Sir J. David Gibbons as Trustees of the Trust.

                                                  Withhold
Nominee                           For            Authority
-------                      ---------------   -------------
Marshall N. Cohan            137,854,801.609   2,773,093.951
Hon. Sir J. David Gibbons    137,902,241.836   2,725,653.724


Trustees continuing in office who were not subject to re-election at this meeting are A. Keith Brodkin, Richard B. Bailey, Lawrence H. Cohn, M.D., Abby
M. O'Neil, Walter E. Robb, III, Arnold D. Scott, Jeffrey L. Shames, J. Dale Sherratt, and Ward Smith.

Item 2. The ratification of the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 1997.

                               Number of Shares
                               -----------------
        For                     137,906,974.459
        Against                     875,584.633
        Abstain                   1,845,336.468


Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

New York Stock Exchange Symbol

The New York Stock Exchange symbol is MIN.

Investment Objective and Policies

The investment objective of MFS Intermediate Income Trust is to preserve capital and provide high current income.

The Trust will attempt to achieve this objective by investing in obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities and in obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities. The Trust will maintain an average-weighted portfolio maturity of approximately seven years or less and will invest substantially all of its assets in securities with remaining maturities less than or equal to 10 years. Under normal market conditions, the Trust's average-weighted portfolio maturity will not be less than three years. The Trust may enter into options and futures transactions and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.

Dividend Reinvestment and
Cash Purchase Plan

The Trust offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Unless the shares are trading at a premium (exceeding net asset value), purchases are made at the market price. Otherwise purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares of the Trust. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan or to receive a brochure providing a complete description of the Plan, please contact the Plan agent at the address and telephone number located on the back cover of this report. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Portfolio of Investments - October 31, 1996
Bonds - 89.8%

                                                                                              Principal Amount
Issuer                                                                                           (000 Omitted)      Value
U.S. Bonds - 49.9%
U.S. Federal Agencies - 13.3%
Agency for International Development, 6.625s, 2004                                                  $ 14,600     $ 14,555,178
Farm Credit Systems Financial Assistance Co., 9.375s, 2003                                            19,550       22,656,690
Federal National Mortgage Assn., 7.8s, 2002                                                           21,000       21,193,620
Federal National Mortgage Assn., 8.33s, 2005                                                          20,000       21,103,200
Federal National Mortgage Assn., 9s, 2008                                                                 44           45,916
Federal National Mortgage Assn., 9s, 2017                                                                 25           25,787
Federal National Mortgage Assn., 7s, 2026                                                             66,435       65,168,228
Private Export Funding Corp., 9.1s, 1998                                                               9,000        9,527,940
                                                                                                                 ------------
                                                                                                                 $154,276,559
                                                                                                                 ------------
U.S. Government Guaranteed - 36.6%
 Government National Mortgage Association - 18.1%
GNMA, 7s, 2023 - 2026                                                                               $ 88,231     $ 86,520,751
GNMA, 7.5s, 2022 - 2026                                                                               55,087       55,258,506
GNMA, 8s, 2025 - 2026                                                                                 33,984       34,748,796
GNMA, 8.5s, 2001 - 2009                                                                               31,874       33,318,594
                                                                                                                 ------------
                                                                                                                 $209,846,647
                                                                                                                 ------------
 U.S. Treasury Obligations - 18.5%
U.S. Treasury Notes, 8.75s, 1997                                                                    $ 10,000     $ 10,296,900
U.S. Treasury Notes, 6.375s, 1999                                                                     17,000       17,204,510
U.S. Treasury Notes, 9.125s, 1999                                                                     35,000       37,657,900
U.S. Treasury Notes, 6.25s, 2001                                                                      19,000       19,124,640
U.S. Treasury Bonds, 12.375s, 2004***                                                                 34,500       46,941,390
U.S. Treasury Bonds, 10.375s, 2012                                                                    64,400       83,428,268
                                                                                                                 ------------
                                                                                                                 $214,653,608
                                                                                                                 ------------
  Total U.S. Government Guaranteed                                                                               $424,500,255
                                                                                                                 ------------
  Total U.S. Bonds                                                                                               $578,776,814
                                                                                                                 ------------
Foreign Bonds - 39.9%
Australia - 9.4%
Commonwealth of Australia, 8.75s, 2001                                                      AUD       11,750     $  9,910,892
Commonwealth of Australia, 10s, 2002                                                                  35,000       31,476,068
Commonwealth of Australia, 9.5s, 2003                                                                 76,450       67,783,946
                                                                                                                 ------------
                                                                                                                 $109,170,906
                                                                                                                 ------------
Canada - 4.7%
Government of Canada, 7.5s, 2003                                                            CAD       54,800     $ 44,260,594
Government of Canada, 9s, 2004                                                                        11,500       10,098,776
                                                                                                                 ------------
                                                                                                                 $ 54,359,370
                                                                                                                 ------------
Denmark - 9.5%
Kingdom of Denmark, 6s, 1999                                                                DKK      100,249     $ 17,713,964
Kingdom of Denmark, 9s, 2000                                                                         112,170       21,706,226
Kingdom of Denmark, 8s, 2001                                                                         328,977       61,742,095
Kingdom of Denmark, 7s, 2007                                                                          48,691        8,329,702
                                                                                                                 ------------
                                                                                                                 $109,491,987
                                                                                                                 ------------
Ireland - 2.5%
Republic of Ireland, 8s, 2000                                                               IEP       16,700     $ 28,832,433
                                                                                                                 ------------

                                                                               5

Portfolio of Investments - continued
Bonds - continued
                                                                                              Principal Amount
Issuer                                                                                           (000 Omitted)      Value
Foreign Bonds - continued
Mexico - 1.3%
United Mexican States, 7.688s, 2001##                                                             $    15,500   $   15,504,650
                                                                                                                --------------
Spain - 5.6%
Government of Spain, 8.4s, 2001                                                             ESP     3,098,070   $   25,474,903
Government of Spain, 10.1s, 2001                                                                    2,567,600       22,323,465
Government of Spain, 10.9s, 2003                                                                    1,828,100       16,813,088
                                                                                                                --------------
                                                                                                                $   64,611,456
                                                                                                                --------------
Sweden - 1.5%
Kingdom of Sweden, 10.25s, 2000                                                             SEK       100,400   $   17,240,435
                                                                                                                --------------
United Kingdom - 5.4%
United Kingdom Treasury, 9s, 2000                                                                       6,410   $   11,035,154
United Kingdom Treasury, 7s, 2001                                                           GBP        25,100       40,461,559
United Kingdom Treasury, 9.75s, 2002                                                                    6,410       11,575,944
                                                                                                                --------------
                                                                                                                $   63,072,657
                                                                                                                --------------
  Total Foreign Bonds                                                                                           $  462,283,894
                                                                                                                --------------
  Total Bonds (Identified Cost, $1,028,331,667)                                                                 $1,041,060,708
                                                                                                                --------------
Short-Term Obligations - 4.7%
Eurolira Time Deposit, due 11/01/96###                                                      ITL    41,790,000   $   27,529,645
Eurolira Time Deposit, due 4/21/97                                                                 41,580,000       27,435,130
                                                                                                                --------------
  Total Short-Term Obligations (Identified Cost, $53,758,484)                                                   $   54,964,775
                                                                                                                --------------
Repurchase Agreement - 2.6%
Goldman Sachs, dated 10/31/96, due 11/01/96, total to be received $31,904,153 (secured by various U.S. Treasury and Federal Agency obligations in a jointly traded account), at
  Cost                                                                                            $    30,255   $   30,255,000
                                                                                                                --------------
  Total Investments (Identified Cost, $1,112,345,151)                                                           $1,126,280,483

Other Assets, Less Liabilities - 2.9%                                                                               33,398,716
                                                                                                                --------------
  Net Assets - 100.0%                                                                                           $1,159,679,199
                                                                                                                --------------

 ##SEC Rule 144A restriction.
###Security segregated as collateral for interest rate swaps.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

AUD = Australian Dollars
CAD = Canadian Dollars
CHF = Swiss Francs
DEM = Deutsche Marks
DKK = Danish Kroner
ESP = Spanish Pesetas
GBP = British Pounds
IEP = Irish Punts
ITL = Italian Lire
JPY = Japanese Yen
SEK = Swedish Kronor
THB = Thai Baht

                      See notes to financial statements

Statement of Assets and Liabilities - October 31, 1996

 Assets:
  Investments, at value (identified cost, $1,112,345,151)                                                         $1,126,280,483
  Cash                                                                                                                       398
  Receivable for interest rate swaps                                                                                   1,089,364
  Net receivable for forward foreign currency exchange contracts sold                                                    242,475
  Receivable for investments sold                                                                                     93,695,809
  Interest receivable                                                                                                 27,888,152
  Other assets                                                                                                            13,707
                                                                                                                  --------------

      Total assets                                                                                                $1,249,210,388
                                                                                                                  --------------

Liabilities:
  Payable to dividend disbursing agent                                                                            $    7,439,762
  Payable for investments purchased                                                                                   71,978,464
  Payable for Treasury shares reacquired                                                                               3,577,500
  Net payable for forward foreign currency exchange contracts purchased                                                  470,659
  Net payable for forward foreign currency exchange contracts sold                                                     5,010,327
  Payable to affiliates -
    Management fee                                                                                                        23,955
    Transfer and dividend disbursing agent fee                                                                            25,000
  Accrued expenses and other liabilities                                                                               1,005,522
                                                                                                                  --------------

      Total liabilities                                                                                           $   89,531,189
                                                                                                                  --------------

Net assets                                                                                                        $1,159,679,199
                                                                                                                  ==============

Net assets consist of:
  Paid-in capital                                                                                                 $1,176,458,553
  Unrealized appreciation on investments and translation of assets and liabilities in foreign currencies               9,914,549
  Accumulated net realized loss on investments and foreign currency transactions                                     (22,690,246)

  Accumulated distributions in excess of net investment income                                                        (4,003,657)

                                                                                                                  --------------

      Total                                                                                                       $1,159,679,199
                                                                                                                  ==============

Shares of beneficial interest outstanding                                                                            148,282,016
                                                                                                                  ==============

Net asset value (net assets / shares of beneficial interest outstanding)                                               $7.82
                                                                                                                       =====


                      See notes to financial statements

Statement of Operations - Year Ended October 31, 1996

Net investment income:
 Interest income                                                                   $ 93,502,129
                                                                                   ------------
 Expenses -
  Management fee                                                                   $  9,140,530
  Investor communication expense                                                        932,916
  Trustees' compensation                                                                206,813
  Transfer and dividend disbursing agent fee                                            315,671
  Custodian fee                                                                         698,179
  Auditing fees                                                                          74,162
  Postage                                                                                59,287
  Printing                                                                               40,191
  Legal fees                                                                              5,667
  Miscellaneous                                                                         314,895
                                                                                   ------------
    Total expenses                                                                 $ 11,788,311
  Fees paid indirectly                                                                  (61,433)
                                                                                   ------------
    Net expenses                                                                   $ 11,726,878
                                                                                   ------------
      Net investment income                                                        $ 81,775,251
                                                                                   ------------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment and interest rate swaps transactions                                  $ 12,252,136
  Written option transactions                                                           599,355
  Foreign currency transactions                                                         389,525
  Futures contracts                                                                  (2,892,594)
                                                                                   ------------
    Net realized gain on investments and foreign currency transactions             $ 10,348,422
                                                                                   ------------
 Change in unrealized appreciation/depreciation -
  Investments                                                                      $(15,241,127)
  Written options                                                                      (300,449)
  Translation of assets and liabilities in foreign currencies                           203,589
  Interest rate swaps                                                                 1,089,364
                                                                                   ------------
    Net unrealized loss on investments and foreign currency translation            $(14,248,623)
                                                                                   ------------
      Net realized and unrealized loss on investments and foreign currency         $ (3,900,201)
                                                                                   ------------
        Increase in net assets from operations                                     $ 77,875,050
                                                                                   ============

                      See notes to financial statements

Statement of Changes in Net Assets

                                                                                              Year Ended October 31,
                                                                                          -------------------------------
                                                                                               1996             1995
                                                                                          --------------   --------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                                   $   81,775,251   $   92,280,420
  Net realized gain (loss) on investments and foreign currency transactions                   10,348,422       (4,977,753)
  Net unrealized gain (loss) on investments and foreign currency translation                 (14,248,623)      62,090,546
                                                                                          --------------   --------------
    Increase in net assets from operations                                                $   77,875,050   $  149,393,213
                                                                                          --------------   --------------
Distributions declared to shareholders -
  From net investment income                                                              $  (81,775,251)  $  (91,816,226)
  In excess of net investment income                                                          (6,449,169)        --
                                                                                          --------------   --------------
       Total distributions declared to shareholders                                       $  (88,224,420)  $  (91,816,226)
                                                                                          --------------   --------------
Trust share (principal) transactions -
  Cost of shares reacquired                                                               $  (77,327,726)  $ (221,493,668)
                                                                                          --------------   --------------
       Total decrease in net assets                                                       $  (87,677,096)  $ (163,916,681)
Net assets:
  At beginning of period                                                                   1,247,356,295    1,411,272,976
                                                                                          --------------   --------------
  At end of period (including accumulated distributions in excess of net investment
    income of $4,003,657 and $12,127,213, respectively)                                   $1,159,679,199   $1,247,356,295
                                                                                          ==============   ==============

                      See notes to financial statements

Financial Highlights

Per share data (for a share outstanding                                   Year Ended October 31,
throughout each period):                            --------------------------------------------------------------
                                                      1996       1995       1994       1993       1992       1991
                                                    ---------  -------    -------    -------    --------   --------
Net asset value - beginning of period                $ 7.83     $ 7.33    $  8.18     $ 8.07     $ 8.24     $ 8.45
                                                     ------     ------    -------     ------     ------     ------
Income from investment operations# -
 Net investment income                               $ 0.53     $ 0.55    $  0.51     $ 0.58     $ 0.66     $ 0.67
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions       (0.03)      0.32      (0.78)      0.21      (0.02)      0.17
                                                     ------     ------    -------     ------     ------     ------
   Total from investment operations                  $ 0.50     $ 0.87    $ (0.27)    $ 0.79     $ 0.64     $ 0.84
                                                     ------     ------    -------     ------     ------     ------
Less distributions declared to shareholders -
 From net investment income                          $(0.53)    $(0.53)   $ (0.03)    $(0.52)    $(0.60)    $(0.62)
 From net realized gain on investments and foreign
  currency transactions                                  --         --         --      (0.16)        --         --
 In excess of net investment income                   (0.04)        --      (0.13)        --         --         --
 From paid-in capital                                    --         --         --         --      (0.21)     (0.43)
 Tax return of capital                                   --         --      (0.42)        --         --         --
                                                     ------     ------    -------     ------     ------     ------
   Total distributions declared to shareholders      $(0.57)    $(0.53)   $ (0.58)    $(0.68)    $(0.81)    $(1.05)
                                                     ------     ------    -------     ------     ------     ------
Net increase from repurchase of capital shares       $ 0.06     $ 0.16    $    --     $  --      $  --      $  --
                                                     ------     ------    -------     ------     ------     ------
Net asset value - end of period                      $ 7.82     $ 7.83    $  7.33     $ 8.18     $ 8.07     $ 8.24
                                                     ======     ======    =======     ======     ======     ======
Per share market value - end of period               $7.125     $6.625    $ 6.125     $7.625     $8.000     $8.000
                                                     ======     ======    =======     ======     ======     ======
Total return                                          17.40%     17.08%    (12.58)%     4.14%     10.35%     19.55%
Ratios (to average net assets)/
 Supplemental data:
 Expenses##                                            0.97%      1.02%      0.91%      0.95%      1.01%      1.00%
 Net investment income                                 6.75%      7.13%      6.61%      7.13%      7.96%      8.10%
Portfolio turnover                                      257%       242%       213%       270%       401%     1,004%
Net assets at end of period
 (000,000 omitted)                                   $1,160     $1,247    $ 1,411     $1,597     $1,615     $1,644

 #Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.

                      See notes to financial statements

Per share data (for a share outstanding                     Year Ended October 31,
throughout each period):                                ----------------------------
                                                         1990       1989       1988*
                                                        ------     ------     ------
Net asset value - beginning of period                   $ 8.87     $ 9.16     $ 9.30
                                                        ------     ------     ------
Income from investment operations -
 Net investment income(ss).                             $ 0.75     $ 0.83     $ 0.48
 Net realized and unrealized loss on investments and
  foreign currency transactions                          (0.12)     (0.07)     (0.10)
                                                        ------     ------     ------
 Total from investment operations                       $ 0.63     $ 0.76     $ 0.38
                                                        ------     ------     ------
Less distributions declared to shareholders -
 From net investment income                             $(0.63)    $(0.92)    $(0.39)
 From paid-in capital                                    (0.42)     (0.13)     (0.13)
                                                        ------     ------     ------
 Total distributions declared to shareholders           $(1.05)    $(1.05)    $(0.52)
                                                        ------     ------     ------
Net asset value - end of period                         $ 8.45     $ 8.87     $ 9.16
                                                        ======     ======     ======
Per share market value - end of period                  $7.625     $8.750     $9.375
                                                        ======     ======     ======
Total return                                             (0.94)%     4.94%     (1.17)%+
Ratios (to average net assets)/Supplemental data(ss).:
 Expenses                                                 1.01%      1.10%      0.99%+
 Net investment income                                    8.74%      9.34%      8.39%+
Portfolio turnover                                         554%       546%       206%
Net assets at end of period (000,000 omitted)           $1,695     $1,791     $1,837

* For the period from the commencement of investment operations, March 17, 1988 to October 31, 1988.
+  Annualized.
ss The investment adviser did not impose a portion of its management fee amounting to $0.0018 per share for the year ended October 31, 1990. If this fee had been incurred by the Trust, the ratio of expenses and net investment income to average net assets would have been 1.03% and 8.72%, respectively.

                      See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Intermediate Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar-denominated short- term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Service Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- The Trust may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Futures Contracts -- The Trust may enter into futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Trust is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Trust each day, depending on the daily fluctuations in value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Trust. The Trust's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investment in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Trust's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts, or contracts on related options, for purposes other than hedging may be made when the Trust has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Trust may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Swap Agreements -- The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depre-ciation. Notes to Financial Statements - continuedRisks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly -- The Trust's custodian bank calculates its fee based on the Trust's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1996, $14,572,725 was reclassified from accumulated net realized loss on investments and foreign currency transactions to accumulated distributions in excess of net investment income due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

At October 31, 1996, the Trust, for federal income tax purposes, had a capital loss carryforward of $22,689,428, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2003 ($6,526,984) and October 31, 2002 ($16,162,444).

(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of average daily net assets and 5.65% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain of the officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $57,313 for the year ended October 31, 1996.

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee and a dividend services fee and will reimburse MFSC for reasonable out-of-pocket expenses. The account maintenance fee is computed as follows:

Total Number of Accounts              Annual Account Fee
------------------------              ------------------
Less than 75,000                                   $9.00
75,000 and over                                    $8.00

The dividend services fee is $0.75 per dividend reinvestment and $0.75 per cash infusion.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                        Purchases             Sales
                                                     --------------       --------------
U.S. government securities                           $1,647,690,750       $1,808,065,706
                                                     ==============       ==============
Investments (non-U.S. government securities)         $1,282,727,403       $1,253,037,043
                                                     ==============       ==============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                          $1,112,345,151
                                        ==============
Gross unrealized appreciation           $   23,223,772
Gross unrealized depreciation               (9,288,440)
                                        --------------
Net unrealized appreciation             $   13,935,332
                                        ==============

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                           Year Ended October 31,
                                         --------------------------
                                            1996            1995
                                         ----------      ----------
Treasury shares reacquired               11,114,600      33,096,200
                                         ==========      ==========

In accordance with the provisions of the Trust's prospectus, 11,114,600 shares of beneficial interest were purchased by the Trust during the year ended October 31, 1996 at an average price per share of $6.96 and a weighted average discount of 11.05% per share. The Trust repurchased 33,096,200 shares of beneficial interest during the year ended October 31, 1995 at an average price per share of $6.68 and a weighted average discount of 11.40% per share. Shares held in Treasury were repurchased in an attempt to return the market value of the discount to shareholders in the form of higher monthly distributions.

(6) Quarterly Financial Information (Unaudited)

                                                                               Net Realized and        Net Increase (Decrease)
                                                            Net             Unrealized Gain (Loss)     in Net Assets Resulting
Quarterly Period Ended       Investment Income       Investment Income          on Investments             from Operations
----------------------     ---------------------   -----------    -----     -----------------------    ----------------------
                                            Per                    Per                        Per                        Per
Fiscal 1996                   Amount       Share      Amount      Share        Amount        Share        Amount        Share
                           ------------    -----   -----------    -----     ------------     ------    ------------    ------
January 31                 $ 23,565,999    $0.15   $20,589,786    $0.13     $ 25,021,893     $ 0.15    $ 45,611,679    $ 0.28
April 30                     23,871,208     0.15    20,924,083     0.14      (46,704,849)     (0.28)    (25,780,766)    (0.14)
July 31                      23,418,189     0.15    20,480,501     0.13       (4,874,279)     (0.05)     15,606,222      0.08
October 31                   22,646,733     0.15    19,780,881     0.13       22,657,034       0.15      42,437,915      0.28
                           ------------    -----   -----------    -----     ------------     ------    ------------    ------
                           $ 93,502,129    $0.60   $81,775,251    $0.53     $ (3,900,201)    $(0.03)   $ 77,875,050    $ 0.56
                           ============    =====   ===========    =====     ============     ======    ============    ======
Fiscal 1995
-----------
January 31                 $ 28,725,198    $0.16   $25,410,754    $0.14     $(21,600,785)    $(0.11)   $  3,809,969    $ 0.03
April 30                     26,563,252     0.15    23,068,269     0.13       50,225,758       0.29      73,294,027      0.42
July 31                      26,175,083     0.16    22,848,135     0.14       17,506,205       0.09      40,354,340      0.23
October 31                   23,933,306     0.16    20,953,262     0.14       10,981,615       0.05      31,934,877      0.19
                           ------------    -----   -----------    -----     ------------     ------    ------------    ------
                           $105,396,839    $0.63   $92,280,420    $0.55     $ 57,112,793     $ 0.32    $149,393,213    $ 0.87
                           ============    =====   ===========    =====     ============     ======    ============    ======

(7) Line of Credit

The Trust entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the year ended October 31, 1996 was $12,405.

(8) Financial Instruments

The Trust trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, futures contracts and swap agreements. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
---------------------------

                                                              1996 Calls                           1996 Puts
                                                  -----------------------------------------------------------------------
                                                  Principal Amounts of                 Principal Amounts of
                                                     Contracts (000                       Contracts (000
                                                        Omitted)          Premiums           Omitted)          Premiums
------------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period -
   Australian Dollars                                      32,454         $ 351,550             31,385         $ 371,861
   Deutsche Marks                                              --                --             31,994            85,464
   Deutsche Marks/British Pounds                           38,419           233,060                 --                --
   Japanese Yen                                                --                --            774,000            84,506
Options written -
   Australian Dollars                                      23,889           137,869              8,431            51,524
   Canadian Dollars                                            --                --             26,757            59,889
   Japanese Yen                                         1,259,000           174,170            948,000           116,645
Options terminated in closing transactions -
   Australian Dollars                                     (56,343)         (489,419)           (26,580)         (253,720)
   Deutsche Marks                                              --                --            (31,994)          (85,464)
   Deutsche Marks/British Pounds                          (38,419)         (233,060)                --                --
   Japanese Yen                                        (1,259,000)         (174,170)        (1,722,000)         (201,151)
Options expired -
   Australian Dollars                                          --                --            (13,236)         (169,665)
   Canadian Dollars                                            --                --            (26,757)          (59,889)
                                                       ----------         ---------         ----------         ---------
Outstanding, end of period                                     --         $      --                 --         $      --
                                                       ==========         =========         ==========         =========

Forward Foreign Currency Exchange Contracts
-------------------------------------------

                                           Contracts to                      Contracts at         Net Unrealized
                Settlement Date           Deliver/Receive  In Exchange for       Value      Appreciation (Depreciation)
-----------------------------------------------------------------------------------------------------------------------
Sales           2/20/97             AUD       145,753,820    $113,797,534    $115,067,686           $(1,270,152)
               11/01/96 -  2/20/97  CAD       209,318,994     154,838,665     156,801,381            (1,962,716)
               11/04/96 -  1/31/97  DEM       231,533,327     152,876,574     152,615,060               261,514
                2/03/97             DKK       655,714,332     114,952,900     113,014,988             1,937,912
               11/15/96             ESP     8,331,234,335      65,359,931      65,108,596               251,335
               11/06/96 -  2/24/97  GBP       105,735,407     168,262,040     171,779,593            (3,517,553)
                2/24/97             IEP        18,255,283      29,346,281      29,694,555              (348,274)
               11/06/96 - 12/12/96  ITL   171,136,621,446     112,304,294     112,607,897              (303,603)
                1/31/97             JPY       331,890,720       2,940,000       2,944,866                (4,866)
                2/03/97             SEK       108,344,835      16,453,278      16,507,202               (53,924)
                                                             ------------    ------------           -----------
                                                             $931,131,497    $936,141,824           $(5,010,327)
                                                             ============    ============           ===========

Purchases       2/20/97             AUD        53,094,541    $ 41,885,423    $ 41,916,335           $    30,912
               11/01/96 -  2/20/97  CAD       142,200,566     105,935,056     106,355,037               419,981
                2/07/97             CHF         3,860,507       3,240,176       3,068,910              (171,266)
               11/04/96 - 12/12/96  DEM       232,592,445     154,084,490     153,364,555              (719,935)
               11/06/96 -  2/24/97  GBP        68,435,270     111,217,005     111,248,707                31,702
               11/06/96             ITL    85,568,310,723      56,480,733      56,389,517               (91,216)
               11/12/96 -  1/31/97  THB     1,267,345,000      49,302,555      49,331,718                29,163
                                                             ------------    ------------           -----------
                                                             $522,145,438    $521,674,779           $  (470,659)
                                                             ============    ============           ===========

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts, excluded from above, amounted to a net receivable of $56,381 with Banker's Trust and $458,180 with Chase Manhattan Bank and a net payable of $272,086 with Banker's Trust at October 31, 1996.

At October 31, 1996, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

Interest Rate Swaps
-------------------

                         Notional        Cash Flows       Cash Flows
                     Principal Amount      Paid by       Received by      Unrealized
  Expiration            of Contract       the Trust       the Trust      Appreciation
-------------------------------------------------------------------------------------
4/19/97         ITL   41,580,000,000  ITL-LIBOR-BBA    8.055% Fixed    $  655,474
5/09/97         ITL   41,580,000,000  ITL-LIBOR-BBA    8.000% Fixed       433,890
                                                                       ----------
                                                                       $1,089,364
                                                                       ==========

At October 31, 1996, the Trust has segregated sufficient cash and/or securities to cover margin requirements on open interest rate swaps.

Independent Auditors' Report

To the Trustees and Shareholders of MFS Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Intermediate Income Trust as of October 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1996 and October 31, 1995, and the financial highlights for each of the years in the nine-year period ended October 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Intermediate Income Trust at October 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 29, 1996

MFS(R) Intermediate Income Trust

Trustees

A. Keith Brodkin*
Chairman and President

Richard B. Bailey*(2)
Private Investor; Former Chairman and
Director (until 1991), Massachusetts
Financial Services Company; Director,
Cambridge Bancorp; Director,
Cambridge Trust Company

Marshall N. Cohan(1)
Private Investor

Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery, Harvard
Medical School

The Hon. Sir J. David
Gibbons, KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.;
Chairman, Bank of N.T.
Butterfield & Son Ltd.

Abby M. O'Neill(2)
Private Investor; Director,
Rockefeller Financial Services, Inc.
(investment advisers)

Walter E. Robb, III(1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services);
Trustee, Landmark Funds
(mutual funds)

Arnold D. Scott*
Senior Executive Vice President,
Director and Secretary,
Massachusetts Financial
Services Company

Jeffrey L. Shames*
President and Director,
Massachusetts Financial
Services Company

J. Dale Sherratt(1)
President, Insight Resources, Inc.
(acquisition planning specialists)

Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries;
Director, Sundstrand Corporation

Portfolio Managers
Christopher D. Piros*
Steven E. Nothern*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar and Dividend
Disbursing Agent
MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Independent Auditors
Deloitte & Touche LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741

*Affiliated with the Investment Adviser
(1)Member of Audit Committee
(2)Member of Portfolio Trading Committee
                                                              MINCE-2 12/96 112M


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Annual Report
for Year Ended
October 31, 1996